77I. Terms of New or Amended Securities

Effective January 27, 2017, the funds listed in the chart below commenced offering Class F-3 Shares.  The terms of the Class F-3 Shares for each fund are described in the post-effective amendment to each fund’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on or about December 29, 2016.

Fund Name
AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Fundamental Investors - Fundamental Investors
American Funds Global Balanced Fund
American Funds Income Series - U.S. Government Securities Fund, The
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Short-Term Tax-Exempt Bond Fund
American Funds Strategic Bond Fund
American Funds Tax-Exempt Fund of New York
American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California, The
American Funds U.S. Government Money Market Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
Bond Fund of America, The
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EuroPacific Growth Fund
Growth Fund of America, The
Income Fund of America, The
Intermediate Bond Fund of America
International Growth and Income Fund
Investment Company of America, The
Limited Term Tax-Exempt Bond Fund of America
New Economy Fund, The
New Perspective Fund
New World Fund, Inc.
Short-Term Bond Fund of America
SMALLCAP World Fund, Inc.
Tax-Exempt Bond Fund of America, The
Washington Mutual Investors Fund
American Funds Target Date Retirement Series
American Funds 2060 Target Date Retirement Fund
American Funds 2055 Target Date Retirement Fund
American Funds 2050 Target Date Retirement Fund
American Funds 2045 Target Date Retirement Fund
American Funds 2040 Target Date Retirement Fund
American Funds 2035 Target Date Retirement Fund
American Funds 2030 Target Date Retirement Fund
American Funds 2025 Target Date Retirement Fund
American Funds 2020 Target Date Retirement Fund
American Funds 2015 Target Date Retirement Fund
American Funds 2010 Target Date Retirement Fund
American Funds Portfolio Series
American Funds Global Growth Portfolio
American Funds Growth Portfolio
American Funds Growth and Income Portfolio
American Funds Balanced Portfolio
American Funds Income Portfolio
American Funds Tax-Advantaged Income Portfolio
American Funds Preservation Portfolio
American Funds Tax-Exempt Preservation Portfolio
American Funds Retirement Income Portfolio Series
American Funds Retirement Income Portfolio Series - Conservative
American Funds Retirement Income Portfolio Series - Moderate
American Funds Retirement Income Portfolio Series - Enhanced

77I. Terms of New or Amended Securities

Effective June 7, 2017, the funds listed in the chart below commenced offering Class T Shares.  The terms of the Class T Shares for each fund are described in the post-effective amendment to each fund’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on or about April 6, 2017.

Fund Name
AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Fundamental Investors - Fundamental Investors
American Funds Global Balanced Fund
American Funds Income Series - U.S. Government Securities Fund, The
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Short-Term Tax-Exempt Bond Fund
American Funds Strategic Bond Fund
American Funds Tax-Exempt Fund of New York
American Funds Tax-Exempt Series II - The Tax-Exempt Fund of California, The
American Funds U.S. Government Money Market Fund
American High-Income Municipal Bond Fund
American High-Income Trust
American Mutual Fund
Bond Fund of America, The
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EuroPacific Growth Fund
Growth Fund of America, The
Income Fund of America, The
Intermediate Bond Fund of America
International Growth and Income Fund
Investment Company of America, The
Limited Term Tax-Exempt Bond Fund of America
New Economy Fund, The
New Perspective Fund
New World Fund, Inc.
Short-Term Bond Fund of America
SMALLCAP World Fund, Inc.
Tax-Exempt Bond Fund of America, The
Washington Mutual Investors Fund
American Funds Target Date Retirement Series
American Funds 2060 Target Date Retirement Fund
American Funds 2055 Target Date Retirement Fund
American Funds 2050 Target Date Retirement Fund
American Funds 2045 Target Date Retirement Fund
American Funds 2040 Target Date Retirement Fund
American Funds 2035 Target Date Retirement Fund
American Funds 2030 Target Date Retirement Fund
American Funds 2025 Target Date Retirement Fund
American Funds 2020 Target Date Retirement Fund
American Funds 2015 Target Date Retirement Fund
American Funds 2010 Target Date Retirement Fund
American Funds Portfolio Series
American Funds Global Growth Portfolio
American Funds Growth Portfolio
American Funds Growth and Income Portfolio
American Funds Balanced Portfolio
American Funds Income Portfolio
American Funds Tax-Advantaged Income Portfolio
American Funds Preservation Portfolio
American Funds Tax-Exempt Preservation Portfolio
American Funds Retirement Income Portfolio Series
American Funds Retirement Income Portfolio Series - Conservative
American Funds Retirement Income Portfolio Series - Moderate
American Funds Retirement Income Portfolio Series - Enhanced

77I. Terms of New or Amended Securities

Effective June 7, 2017, the funds listed in the chart below commenced offering Class 529-T Shares.  The terms of the Class 529-T Shares for each fund are described in the post-effective amendment to each fund’s registration statement on Form N-1A, filed with the Securities and Exchange Commission on or about April 6, 2017.

Fund Name
AMCAP Fund
American Balanced Fund
American Funds Corporate Bond Fund
American Funds Developing World Growth and Income Fund
American Funds Emerging Markets Bond Fund
American Funds Fundamental Investors - Fundamental Investors
American Funds Global Balanced Fund
American Funds Income Series - U.S. Government Securities Fund, The
American Funds Inflation Linked Bond Fund
American Funds Mortgage Fund
American Funds Strategic Bond Fund
American Funds U.S. Government Money Market Fund
American High-Income Trust
American Mutual Fund
Bond Fund of America, The
Capital Income Builder
Capital World Bond Fund
Capital World Growth and Income Fund
EuroPacific Growth Fund
Growth Fund of America, The
Income Fund of America, The
Intermediate Bond Fund of America
International Growth and Income Fund
Investment Company of America, The
New Economy Fund, The
New Perspective Fund
New World Fund, Inc.
Short-Term Bond Fund of America
SMALLCAP World Fund, Inc.
Washington Mutual Investors Fund
American Funds College Target Date Series
American Funds College 2033 Fund
American Funds College 2030 Fund
American Funds College 2027 Fund
American Funds College 2024 Fund
American Funds College 2021 Fund
American Funds College 2018 Fund
American Funds College Enrollment Fund
American Funds Portfolio Series
American Funds Global Growth Portfolio
American Funds Growth Portfolio
American Funds Growth and Income Portfolio
American Funds Balanced Portfolio
American Funds Income Portfolio
American Funds Preservation Portfolio